SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2011

SupportSave Solutions, Inc.
(Exact name of registrant as specified in its charter)

NV	333-143901	98-0534639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 W. Big Beaver, Suite 650 Troy, Michigan	48084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248-430-4300

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreement

On June 27, 2011, Mr. Joseph Duryea, our former President, filed a complaint (the “Complaint”) against us in the United States District Court for the District of Nevada (Case No. 2:11-cv-01054-GMN CWH) alleging breach of contract, breach of the covenant of good faith and fair dealing, tortious breach of contract, and fraud (the “Litigation”) in relation to an employment agreement (the “Employment Agreement”) we entered into with him on January 15, 2010.

On September 15, 2011, we entered into a settlement agreement (the “Settlement Agreement”) with Mr. Duryea to resolve the above Litigation. Under the terms of the Settlement Agreement, we agreed to pay Mr. Duryea a total of $85,000 (the “Settlement Funds”). Of this total amount, we agreed to pay $45,000 upon execution of the Settlement Agreement and the remaining $40,000 shall be paid in four equal installments, payable on or before October 15, 2011, November 15, 2011, December 15, 2011 and January 15, 2012.

Further under the Settlement Agreement, we agreed as follows:

▪  We agreed that any failure on our part to make timely installment payments will make the entire remaining balance of the Settlement Funds immediately due and payable and we consented to the immediate entry of judgment against us for the amount of the remaining balance of the Settlement Funds, subject to pre-judgment interest from the date of the filing of the Complaint forward.

▪  We agreed to make our best effort to correct SEC filings and any other sites to record that Mr. Duryea in fact resigned from his former position with us as President, as opposed to the company’s previous allegation that he had been “terminated.”

The Settlement Agreement provides for a mutual release of claims and a non-disparagement clause. Upon payment of the Settlement Funds, the Litigation will be dismissed. The parties acknowledged, however, that Mr. Duryea’s additional stock rights, as described in his Employment Agreement, as a stockholder of our company will remain intact.

A copy of the Settlement Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 10.01 Settlement Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SupportSave Solutions, Inc.

/s/ Christopher Johns

Christopher Johns

Chief Executive Officer

Date: September 23, 2011

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